                                                                   Exhibit 99(c)


                  SECOND AMENDMENT OF FIXED RATE LOAN AGREEMENT

                  SECOND AMENDMENT OF FIXED RATE LOAN AGREEMENT (as the same may be amended or otherwise modified from time to time, the "AMENDMENT"), dated as of the 19th day of April 1999, among First Union Real Estate Equity and Mortgage Investments, as Borrower; Gotham Partners, L.P., Gotham Partners III, L.P., Elliott Associates, L.P. and Ableco Finance LLC, for its own account and as agent for other Lenders, and Bankers Trust Company, as Agent.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Fixed Rate Loan Agreement dated as of August 11, 1998 among the parties hereto or, in the case of Ableco Finance LLC, its predecessor, (as amended by a First Amendment of Fixed Rate Loan Agreement dated as of January 8, 1999 and a letter agreement dated January 8, 1999 and as the same may further be amended or otherwise modified from time to time, the "LOAN AGREEMENT"), Lenders made loans to Borrower in the original aggregate principal amount of Forty-Five Million and 00/100 ($45,000,000.00) Dollars;

                  WHEREAS, without limiting Borrower's obligations under the Loan Agreement, Borrower contemplates that on or about April 29, 1999, but in no event later than May 15, 1999, it will complete a rights offering and that the net proceeds of such offering available to Borrower will equal or exceed $41,000,000;

                  WHEREAS, all of such net proceeds shall be applied to repay the Loans and the Other Loans and $9,000,000 thereof shall be readvanced to Borrower, as described in this Amendment; and

                  WHEREAS, to implement the foregoing, Borrower, Lenders and Agent desire to modify and amend the terms and provisions of the Loan Agreement as hereinafter provided.

                  NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. All capitalized terms used herein without definition and which are defined in the Loan Agreement are used herein with the meanings assigned to such terms in the Loan Agreement.

                  2. PRESENT AMENDMENTS. The provisions of this PARAGRAPH 2 shall be effective upon the execution and delivery of this Amendment.

                           a. SECTION 6.1.8 of the Loan Agreement is hereby amended to delete the following: "obtain Lender Approval of the registration statement for the Offering."

                           b. SECTION 8.1(a)(xvi) of the Loan Agreement is hereby amended to read, in its entirety, as follows:

                                            "(xvi) if on April 29, 1999, (A) the
                                    outstanding principal amount of the Loans is $35,000,000 or more and (B) the Registration Statement to be used by Borrower in an Offering which will result in net proceeds to Borrower of $41,000,000 or more is not effective;"

                           c. SECTION 8.1(a)(xvii) of the Loan Agreement is hereby amended to read, in its entirety, as follows:

                                    "(xvii) if on May 15, 1999, the outstanding
                           principal balance of the Loans is $18,955,000 or more; or"

                           d. SECTION 8.1(a) of the Loan Agreement is hereby amended to add the following thereto as a new SECTION 8.1(a)(xviii):

                                    "(xviii) without limiting any of the other
                           provisions of this SECTION 8.1(a), if Borrower defaults under any Standby Purchase Agreement or if the First Subscription Price (as defined in any Standby Purchase Agreement) or the Second Subscription Price (as defined in any Standby Purchase Agreement) shall exceed the subscription price per share at which Borrower agreed, in the Standby Purchase Agreements, to conduct the First Offering or the Second Offering, as the case may be, or if Borrower takes any action, or permits any event (within its reasonable control) to occur, which would release or relieve any Standby Purchaser from its obligation(s) under any Standby Purchase Agreement; provided, however, that it shall not be an Event of Default under this clause (xviii) if Borrower indemnifies any Standby Purchaser for its obligations under any Standby Purchase Agreement or if Borrower and any Standby Purchaser agree to a higher subscription price and such agreement does not release any Standby Purchaser of its obligations under any Standby Purchase Agreement."

                           e. SECTION 11.1 of the Loan Agreement is hereby amended to read, in its entirety, as follows:

                                   "Borrower shall use its best efforts to
                          consummate, on or before each of April 29, 1999 (but if the Registration Statement to be used by Borrower in an offering which will result in net proceeds to Borrower of $41,000,000 or more is effective on or prior to April 29, 1999, then such foregoing reference to April 29, 1999 shall be deemed to be May 15, 1999) and August 11, 1999 (each, a "REQUIRED PAYMENT DATE"), an offering, or offerings, as the case may be (collectively, the "OFFERING"), pursuant to the Registration Statement filed by Borrower on September 17, 1998 (Registration No. 333-63547), as amended from time to time, and such other registration statements as Borrower shall deem necessary or appropriate, which entitle(s) holders of equity securities of Borrower to purchase additional equity securities of Borrower, on a pro rata basis and which Offering, if fully subscribed, would provide Borrower with net proceeds, together with any other Capital Event Proceeds received by Borrower prior to each Required Payment Date, sufficient to enable Borrower to make principal payments on account of the Loans and Other Loans such that no Event of Default will occur under SECTIONS 8.1(a)(i), (xvi) or (xvii) of the Loan Agreement or SECTIONS 8.1(a)(i), (xvi) or (xvii) of the Other Loan Agreement. Borrower shall use its best efforts to take, or cause to be taken, any and all further action or actions necessary or advisable to be taken in order to consummate the Offering when and as required by this SECTION 11.1, including but not limited to the distribution of a prospectus or preparation, filing and distribution of any necessary prospectus supplement with respect to any of the applicable registration statements referred to above. It shall be an Event of Default if Borrower shall not commence, by sixteen (16) days prior to each of May 15, 1999 and August 11, 1999, an Offering which, if fully subscribed, would provide the Borrower with net proceeds, together with any other Capital Event Proceeds received by Borrower prior to each of May 15, 1999 and August 11, 1999, sufficient to enable Borrower to satisfy such principal payment or amortization requirements (as previously reduced by other prepayments) under the Loans and Other Loans due on such dates. Following the commencement of such Offering, Borrower shall diligently proceed to consummate such Offering. Borrower shall use its best efforts to cause the Registration Statement filed by Borrower on September 17, 1998 (Registration No. 333-6351) to be declared effective on or prior to April 29, 1999."

                           f. The definition of Line of Credit Facility is hereby amended to include, as part of the Amended and Restated Credit Agreement referred to in such definition, that certain Amendment No. 3 dated as of March 1, 1999 to the Amended and Restated Credit Agreement dated as of November 1, 1997, a copy of which Amendment No. 3 is annexed to this Amendment as EXHIBIT A. Accordingly, the references in SECTIONS
                           6.1.9 and 7.1.3 of the Loan Agreement to the Line of Credit Facility "as in effect on the date hereof" and in SECTION 8.1(a)(xii) of the Loan Agreement to the Prior Debt Documents "as in effect on the date hereof" (to the extent such reference to the Prior Debt Document is a reference to the Line of Credit Facility) shall mean the Line of Credit Facility as in effect after giving effect to Amendment No. 3.

                           g. On the execution and delivery of this Amendment, Borrower shall pay to Agent (for the ratable benefit of Lenders) a non-refundable payment of one-quarter of one percent (.25%) of the outstanding principal balance of the Loans as of March 31, 1999, and this payment is in addition to any other payments payable by Borrower under the Loan Documents.

                           h. With respect to SECTION 2.11 of the Loan Agreement and PARAGRAPH 4 of the Intercreditor Agreement, it is agreed that such provisions shall be implemented through purchases of interests in the Loans and the Other Loans (not participations) at face and effective as of the date the payment was improperly made or received, with each party to bear its own expenses, and accrued and unpaid interest on such interest shall be equitably adjusted and shared, when received by Agent, by the purchaser and the seller on such interest. In addition, the Person making the purchase shall pay interest to the seller of such interest at six percent (6%) per annum from the date of the original payment which is being redistributed as a result of SECTION 2.11 of the Loan Agreement or PARAGRAPH 4 of Intercreditor Agreement to the date of purchase.

                  3. FUTURE AMENDMENTS. If the rights offering referred to in the recitals hereto is timely consummated, no Default and/or Event of Default shall exist and be continuing and the Net Proceeds (as defined below) of the rights offering referred to in the recitals to this Amendment are timely applied as provided in PARAGRAPH 3(a) below, then the provisions of this PARAGRAPH 3 shall become operative; otherwise they shall have no force or effect.

                  a. Borrower hereby confirms that it is obligated to apply the entire net proceeds (the "NET PROCEEDS") of the rights offering referred to in the recitals to this Amendment to reduce the principal of the Loans and the Other Loans. However, if the Net Proceeds equal or exceed $41,000,000, then Borrower may, by written notice to Agent given on the date the Net Proceeds become available to the Borrower (but in no event later than May 15, 1999), elect that $9,000,000 of the repayments of the principal of the Loans and the Other Loans be readvanced to Borrower by certain of the Lenders and one of the Other Lenders (which term shall refer to the "Lenders" under the Other Loan Agreement) specified below. Any such notice must be accompanied by a currently dated certificate of Borrower's chief financial officer and chief executive officer, in such capacities, stating that no Default and/or Event of Default then exists under the Loan Agreement and that no "Default" and/or "Event of Default" (as such quoted terms are defined in the Other Loan Agreement) then exists under the Other Loan Agreement. If no Default and/or Event of Default shall then exist under the Loan Agreement and if no "Default" and/or "Event of Default" (as such quoted terms are defined in the Other Loan Agreement) shall then exist under the Other Loan Agreement, Bankers Trust Company shall readvance to Borrower $3,000,000 under the Other Loan Agreement (and such readvance shall be referred to as the "OTHER READVANCED LOAN") and Gotham Partners, L.P., Gotham Partners III, L.P. and Elliott Associates, L. P. shall, in the aggregate, readvance (each maker of a Readvanced Loan only being obligated so to readvance the amount set forth opposite its name in (ii) through (iv) below) to Borrower $6,000,000 under the Loan Agreement (and such readvance shall be referred to as the "READVANCED LOANS"; the Readvanced Loans and the Other Readvanced Loan are, collectively, the "AGGREGATE READVANCED LOANS"). Gotham Partners, L.P., Gotham Partners III, L.P. and Elliott Associates, L.P. each agrees to make its Readvanced Loan concurrently with the making of the Other Readvanced Loan. The Aggregate Readvanced Loans shall be made without an exchange of funds and shall for all purposes of the Loan Agreement and the Other Loan Agreement, except as otherwise expressly provided in PARAGRAPH 3(d) of this Amendment, be treated as Advances of the Loans or Other Loans, as the case may be. The Aggregate Readvanced Loans shall be held in the following amounts and percentages by the following Lenders and Other Lender (collectively, the "AGGREGATE READVANCED LENDERS"):

                           i.    Bankers Trust Company                    $3,000,000         33.333334%

                           ii.   Elliott Associates, L.P.                 $3,000,000         33.333333%

                           iii.  Gotham Partners, L.P.                    $2,970,000              33.0%

                           iv.   Gotham Partners III, L.P.                $   30,000           .333333%

                  b. The Net Proceeds shall be applied to the principal of the Loans and the Other Loans in accordance with the following percentages, except that, solely in order to implement the making of the Aggregate Readvanced Loans with the Net Proceeds, the amount otherwise payable to each Aggregate Readvanced Lender shall be reduced by the amount of such Aggregate Readvanced Lender's Aggregate Readvanced Loan:

                                    LENDERS AND OTHER LENDERS                            PERCENTAGES
                                    -------------------------                            -----------
                                    Bankers Trust Company                                16.666667%
                                    BankBoston N.A.                                      16.666667%
                                    Wellsford Capital                                    16.666667%
                                    Gotham Partners, L.P.                                16.500000%
                                    Gotham Partners III, L.P.                             0.166667%
                                    Elliott Associates, L.P.                             16.666667%

                                    Ableco Finance LLC, individually and as Agent        16.666667%


                           c. The Aggregate Readvanced Loans shall be utilized for the following purpose and no others: to repay $9,000,000 of the principal due and owing under the Line of Credit Facility.

                           d. Except as otherwise provided in SECTIONS 2.8.2,
                           2.8.3 or 2.11 of the Loan Agreement or PARAGRAPHS 3 (other than PARAGRAPH 3A) or 4 of the Intercreditor Agreement, if the Aggregate Readvanced Loans have been made and no Default and/or Event of Default shall exist and be continuing, thereafter (i) all principal payments made on account of the Loans or the Other Loans shall be applied to the principal of the Loans and the Other Loans (excluding the Aggregate Readvanced Loans) in accordance with the percentages set forth in PARAGRAPH 3(b) of this Amendment and (ii) the principal of the Loans and the Other Loans (excluding the Aggregate Readvanced Loans) shall be paid in full prior to any payments being made on account of the principal of the Aggregate Readvanced Loans. If a Default or an Event of Default shall exist and be continuing, the foregoing provisions of this subparagraph (d) shall be void and of no force or effect and payments shall be made as provided in the Loan Agreement and the Intercreditor Agreement. If, while a Default or an Event of Default shall exist and be continuing, a payment shall have been made on account of the principal of the Loans and the Other Loans (to the exclusion of the Aggregate Readvanced Loans), then such payments shall be treated as a payment received by the Remaining Lenders in excess of their Pro Rata Share and SECTION 2.11 of the Loan Agreement and PARAGRAPH 4 of the Intercreditor Agreement shall be applicable. If Borrower is, for any reason, to make a principal payment on account of the Loans and the Other Loans (excluding the Aggregate Readvanced Loans), then as a condition precedent to making such principal payment, Borrower shall deliver to Agent and each Lender and Other Lender a certificate of Borrower's chief financial officer and chief executive officer, in such capacities, stating that, as of the date of the proposed payment, no Default and/or Event of Default then exists under the Loan Agreement and that no "Default" and/or "Event of Default" (as such quoted terms are defined in the Other Loan Agreement) exists under the Other Loan Agreement. Except as otherwise expressly provided in SECTIONS 2.8.2, 2.8.3 or 2.11 of the Loan Agreement or PARAGRAPHS 3 (other than PARAGRAPHS 3A) or 4 of the Intercreditor Agreement, once all of the principal of and interest on the Loans and the Other Loans (excluding the Aggregate Readvanced Loans) and all other amounts payable to the Remaining Lenders (in such capacity) have been paid in full, all payments with respect to the Loans and all the Other Loans shall be made exclusively in reduction of the Aggregate

                           Readvanced Loans and other amounts owing to the Aggregate Readvanced Lenders in accordance with the percentages set forth in PARAGRAPH 3(a) of this Amendment.



                           e. PARAGRAPH 3A of the Intercreditor Agreement is hereby amended to delete the phrase "PARI PASSU basis (in accordance with such Lender's Pro Rata Share (as defined in the Group A Loan Agreement and the Group B Loan Agreement) under the Group A Loan Agreement or the Group B Loan Agreement, as the case may be) without preference or priority of any amount over any other amount" and to substitute, in lieu thereof, "ratable basis in accordance with each Lender's share of the total amounts owing (including the Readvanced Loans) by Borrower to Lenders under the Group A Loan Documents and the Group B Loan Documents without preference or priority of any amount over any other amount." It is the intention of the parties that if a Default or an Event of Default shall exist and be continuing, then all Lenders and Other Lenders shall share, on a pro-rata basis, in all payments and recoveries in respect of the Loans and the Other Loans (including the Aggregate Readvanced Loans), except as otherwise expressly provided in SECTIONS 2.8.2, 2.8.3 or 2.11 of the Loan Agreement or PARAGRAPHS 3 (other than PARAGRAPH 3A) or 4 of the Intercreditor Agreement.

                           f. The following definitions are added to SECTION 1.1 of the Loan Agreement in the appropriate alphabetical order:

                                    "AGGREGATE READVANCED LOANS" shall mean the Readvanced Loans (as defined in this Agreement) and the Readvanced Loan (as defined in the Other Loan Agreement).

                                    "READVANCED LOANS" shall mean the $6,000,000
                                    Readvanced Loans made by Gotham Partners,
                                    L.P., Gotham Partners III, L.P. and Elliott
                                    Associates, L.P. to the Borrower, as
                                    provided in that certain Second Amendment of Fixed Rate Loan Agreement dated as of April 19, 1999.

                                    "REMAINING LENDERS" shall mean the holders of the Remaining Loans.

                                    "REMAINING LOANS" shall mean all Loans other than the Readvanced Loans.

                           g. The definition of Interest Rate is hereby amended to read, in its entirety, as follows:

                                    "INTEREST RATE" means (i) from the date
                                    hereof to and including November 11, 1998, a rate of interest equal to nine and seven-eighths percent (9.875%) per annum and (ii) on and after November 12, 1998, a rate of interest equal to twelve percent (12%) per annum; provided, however, that the Interest Rate applicable to the Readvanced Loans shall (from after the making of the Readvanced Loans) be fifteen percent (15%) per annum.

                           h. The definition of Pro Rata Share is hereby amended to read, in its entirety, as follows:

                                    "PRO RATA SHARE" means with respect to each Lender, the percentage obtained by dividing as of any date of determination, (A) the aggregate principal amount of such Lender's outstanding Advances BY (B) the sum of the aggregate principal amount of all outstanding Advances.

                           i. SECTION 2.7(b) of the Loan Agreement is hereby amended to read, in its entirety, as follows:

                                    "If, on May 31, 1999, the outstanding
                                    principal balance of the Remaining Loans exceeds $15,000,000, then on May 31, 1999
                                    Borrower shall pay to Agent (for the ratable benefit of Remaining Lenders in accordance with their then respective interests in the Remaining Loans) a non-refundable facility payment of one percent (1.0%) of the then outstanding principal balance of the Remaining Loans. However, if on May 31, 1999, the outstanding principal balance of the Remaining Loans is less than or equal to $15,000,000, then on May 31, 1999 Borrower shall pay to Agent (for the ratable benefit of Remaining Lenders in accordance with their then respective interests in the Remaining Loans) a non-refundable facility payment of one-half of one percent (.50%) of the then outstanding principal balance of the Remaining Loans. Each of the payments payable pursuant to this SECTION 2.7(b) shall be payable only if on the date such payment is due Remaining Loans are outstanding. Any repayment of the Loans shall not entitle Borrower to any refund of any payments or other amounts paid to Lenders. Borrower's failure to pay, when due, any payment payable pursuant to this
                                    SECTION 2.7(b) shall be an Event of
                                    Default."

                           j. SECTION 8.1(a)(xvii) of the Loan Agreement is hereby modified to read, in its entirety, as follows:

                           "(xvii) if on May 15, 1999 the outstanding principal balance of the Remaining Loans is $18,955,000 or more; or"

                           k. SECTION 11.1 of the Loan Agreement is hereby modified to add the following sentence at the end thereof:

                           "For all purposes of SECTION 11.1, Loans and Other Loans shall include the Readvanced Loans and the Remaining Loans."

                  l. Notwithstanding anything in the Loan Agreement to the contrary, the Required Lenders may not elect to take any action which is materially adverse to a holder of a Readvanced Loan, unless such holder consents, in writing, to such action.

         4. CONCERNING THE STANDBY PURCHASE AGREEMENTS. Each Lender hereby consents to the execution and delivery of the letter agreement dated April 19, 1999 (the "LETTER AGREEMENT") among Gotham Partners, L.P., Gotham Partners III, L.P., Gotham Partners International, Ltd. and Borrower, and agrees that, except with respect to Elliott Associates, L.P., all references in the Loan Documents to the Standby Purchase Agreements shall mean the Standby Purchase Agreements as modified by the Letter Agreement. A copy of the Letter Agreement is annexed to this Amendment as EXHIBIT B.


         5. OUTSTANDING LOANS. Borrower represents and warrants to Lenders that the outstanding principal amount of the Loans is $37,640,093.50, that there are no offsets, defenses or counterclaims to its obligations under the Loan Documents and, that to the extent that any such offsets, defenses or counterclaims exist without its knowledge, the same are hereby waived to the fullest extent permitted by law. Except as modified by this Amendment, the terms and provisions of the Loan Documents are hereby ratified and confirmed in all respects and continue in full force and effect.

         6. CONSENT OF LENDERS. Concurrently herewith the parties to the Other Loan Agreement are entering into a Second Amendment of Fixed Rate Loan Agreement (the "OTHER AMENDMENT"), which Other Amendment is, except for the parties thereto, substantially identical to this Amendment. The Lenders hereby consent to the execution and delivery of the Other Amendment and agree that they will not amend the provisions of PARAGRAPH 3 without the prior written consent of the "Required Lenders" under the Other Loan Agreement.

         7. MODIFICATIONS. No provision of this Amendment may be waived, amended or supplemented except by a written instrument executed in accordance with SECTION 9.4 of the Loan Agreement.

         8. SUCCESSORS AND ASSIGNS. This Amendment, which sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, inures to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns.

         9. SEVERABILITY. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, but this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         10. CAPTIONS; COUNTERPARTS; GOVERNING LAW. Captions used in this Amendment are for convenience of reference only and shall not be deemed a part of this Amendment nor used in the construction of its meaning. This Amendment may be signed in any number of counterparts, each of which, when taken together, shall constitute one and the same Amendment. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to wholly be performed within such state.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date and year first written above.

                                     AGENT:

                                     BANKERS TRUST COMPANY
                                     By: /s/ Steven P. Lapman
                                     Name: Steven P. Lapman
                                     Title: Principal
                                     LENDERS:
                                     ABLECO FINANCE LLC, individually
                                     and as agent for other Lenders

                                     By: /s/ Mark A. Neporent

                                     Name: Mark A. Neporent

                                     Title: Senior Vice President

                                     ELLIOTT ASSOCIATES, L.P.
                                     By: /s/ Paul Singer
                                     Name: Paul Singer
                                     Title: General Partner
                                     GOTHAM PARTNERS, L.P. and
                                     GOTHAM PARTNERS III, L.P.
                                     By:  Section H Partners, L.P.

                                     By:  Karenina Corp.

                                     By: /s/ William A. Ackman
                                     Name: William A. Ackman
                                     Title: President

                                     BORROWER:
                                     FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
                                     INVESTMENTS
                                     By: /s/ Daniel P. Friedman
                                     Name: Daniel P. Friedman
                                     Title: President

                          CONSENT OF STANDBY PURCHASERS
                          -----------------------------

                                 (GOTHAM GROUP)

Each of Gotham Partners, L.P. and Gotham Partners III, L.P. (a) represents and warrants to Lenders that there are no offsets, defenses or counterclaims to its obligations under the Standby Purchase Agreement to which it is a party and, that to the extent that any such offsets, defenses or counterclaims exist without its knowledge, the same are hereby waived to the fullest extent permitted by law, (b) agrees that the terms and provisions of the Standby Purchase Agreements, as modified by the Letter Agreement, are hereby ratified and confirmed in all respects and continue in full force and effect, and (c) consents to the execution and delivery by Borrower of the foregoing Amendment. Elliott Associates, L.P., in its capacity as a Standby Purchaser, hereby consents to the execution and delivery of the foregoing Amendment, but such consent shall not be construed as a waiver of any offsets, defenses or counterclaims which Elliott Associates, L.P. may have to its obligations, if any, under the Standby Purchase Agreement to which it is a party.

                                      GOTHAM PARTNERS, L.P.
                                      By:  Section H Partners, L.P.
                                      By:  Karenina Corp.
                                      By: /s/ William A. Ackman
                                         Name: William A. Ackman
                                         Title: President
                                      ELLIOTT ASSOCIATES, L.P.
                                      By: /s/ Paul Singer
                                         Name: Paul Singer
                                         Title:  General Partner
                                      GOTHAM PARTNERS III, L.P.
                                      By:  Section H Partners, L.P.
                                      By:  Karenina Corp.
                                      By: /s/ William A. Ackman
                                         Name: William A. Ackman
                                         Title: President